Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of SCBT Financial Corporation ("the Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. John Hipp, III, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


May 7, 2004                                        /s/ C. John Hipp, III
                                                   ---------------------
                                                   President and
                                                   Chief Executive Officer



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of the written statement required by Section 906, has been provided to SCBT Financial Corporation and will be retained by SCBT Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of SCBT Financial Corporation (the "Company") on Form 10-Q for the period ending march 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
C. Mathis, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. paragraph 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


May 7, 2004                                    /s/ Richard C. Mathis
                                               ---------------------
                                               Executive Vice President and
                                               Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of the written statement required by Section 906, has been provided to SCBT Financial Corporation and will be retained by SCBT Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.